SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2010
THE TIMKEN COMPANY

(Exact Name of Registrant as Specified in its Charter)
Ohio

(State or Other Jurisdiction of Incorporation)

1-1169	34-0577130

(Commission File Number)	(I.R.S. Employer Identification No.)
1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798

(Address of Principal Executive Offices) (Zip Code)
(330) 438-3000

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
          The Timken Company (the “Company”) today posted information on its website at www.timken.com pertaining to its Asian operations and business strategy, expanding its general communications which the Company believes may be of interest to investors. Members of management of the Company will be meeting with members of the investment community over the next couple days to discuss the Company and in particular its Asian operations. The investor presentation to be used by management at these meetings is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This investor presentation will also be posted on the Company’s website at www.timken.com.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibits.

99.1	Investor Slide Presentation — Asia

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY
By:	/s/ William R. Burkhart
William R. Burkhart
Senior Vice President and General Counsel

Date: May 10, 2010

EXHIBIT INDEX

Exhibit
Number	Description of Document

99.1	Investor Slide Presentation — Asia